UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2013

ACTAVIS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III

400 Interpace Parkway

Parsippany, New Jersey 07054

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On June 18, 2013, Actavis Limited, a private limited company organized under the laws of Ireland (“New Actavis”), filed with the SEC a registration statement on Form S-4 in connection with the acquisition of Warner Chilcott Public Limited Company, a public limited company organized under the laws of Ireland (“Warner Chilcott”) by Actavis, Inc., a Nevada corporation (“Actavis”), which included a preliminary joint proxy statement of Warner Chilcott and Actavis that also constitutes a preliminary prospectus of New Actavis (the “Form S-4”). The Form S-4 has not yet been declared effective by the SEC.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. New Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a preliminary joint proxy statement of Warner Chilcott and Actavis that also constitutes a preliminary prospectus of New Actavis. The registration statement has not been declared effective by the SEC. After the registration statement has been declared effective, each of Actavis and Warner Chilcott will mail to its stockholders or shareholders a definitive proxy statement/prospectus. In addition, each of New Actavis, Actavis and Warner Chilcott will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND WARNER CHILCOTT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by New Actavis, Actavis and Warner Chilcott through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by New Actavis and Actavis may be obtained free of charge on Actavis’s internet website at www.actavis.com or by contacting Actavis’s Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Warner Chilcott may be obtained free of charge on Warner Chilcott’s internet website at www.wcrx.com or by contacting Warner Chilcott’s Investor Relations Department at (973) 442-3200.

Actavis, Warner Chilcott, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Warner Chilcott is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 22, 2013, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which was filed with the SEC on May 10, 2013, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 5, 2013, and its Current Reports on Form 8-K that were filed with the SEC on May 2, 2013 and May 8, 2013. Information about the directors and executive officers of Actavis is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which was filed with the SEC on May 7, 2013, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 29, 2013, and its Current Reports on Form 8-K that were filed with the SEC on January 29, 2013 and May 13, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary proxy statement/prospectus filed with the SEC and will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results or other nonhistorical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Warner Chilcott’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the Warner Chilcott acquisition; subsequent integration of the Warner Chilcott acquisition and the ability to recognize the anticipated synergies and benefits of the Warner Chilcott acquisition; the receipt of required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition); the anticipated size of the markets and continued demand for Actavis’ and Warner Chilcott’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition) on a timely basis and on reasonable terms; maintaining a position in the Standard & Poor’s 500; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Actavis’ and Warner Chilcott’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Warner Chilcott’s facilities, products and/or businesses; changes in the laws and regulations, affecting among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the SEC including but not limited to Actavis’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Actavis’ Annual Report on Form 10-K for the year ended December 31, 2012, as well as the Form S-4. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

Statement Required by the Irish Takeover Rules

The directors of Actavis accept responsibility for the information contained in document. To the best of the knowledge and belief of the directors of Actavis (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

BofA Merrill Lynch and Greenhill & Co. are acting exclusively for Actavis and no one else in connection with the matters referred to in this document and will not be responsible to anyone other than Actavis for providing the protections afforded to clients of BofA Merrill Lynch or Greenhill & Co and for providing advice in relation to the acquisition of Warner Chilcott, the contents of this document or any transaction or arrangement referred to herein.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of

‘relevant securities’ of Warner Chilcott or Actavis, all ‘dealings’ in any ‘relevant securities’ of Warner Chilcott or Actavis (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Warner Chilcott or Actavis, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Warner Chilcott by Actavis or ‘relevant securities’ of Actavis by Warner Chilcott, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release entitled “Actavis Files Registration Statement on Form S-4 in Connection with Proposed Warner Chilcott Acquisition” dated June 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2013	ACTAVIS, INC.

	By:	/s/ David A. Buchen
David A. Buchen
Chief Legal Officer – Global and Secretary